Exhibit 10.24

TVT CAPITAL LLC  PAYMENT RIGHTS PURCHASE AND SALE AGREEMENT Ph. (516) 707-9131  This Payment Rights Purchase and Sale Agreement ("Agreement") dated May 30, 2014, is made by and between FB Funding LLC ("Buyer"), and the business identified below ("Seller"). SELLER'S INFORMATION Legal Business Name: Speedemissions Inc. DBA Name: Speedemissions  Type of Business Entity (circle one): Sole Prop.   General Partnership   Corporation   LLC   Other (specify):  Business Address:* 1015 Tyrone Road Suite 220 City: Tyrone State: GA Zip: 30290  Telephone #: 770-306-7667 Fax #: 770-306-7804 Federal Tax ID #: 33-0961488  E-mail Address: dd©speedemissions.com Website Address: www.speedemissions.com *Provide any additional addresses, telephone ;lumbers and fax numbers for Seller on an attached sheet.  OFFER TO SELL AND PURCHASE PAYMENT RIGHTS  Seller offers to sell to Buyer the specified amount set forth below ("Specified Amount") of Seller's right, title and interest in Seller's right to receive payments from Seller's customers or other third-parties in the form of cash, check, credit card, electronic fund transfer or other forms of payment which arise from sales of goods or services by Seller in the ordinary course of Seller's business ("Future Payment Rights").  Future Payment Rights are accounts receivable, a specified amount of which Seller sells and Buyer purchases pursuant to this Agreement. Seller understands that this offer to sell is binding upon Seller and that Buyer may accept or reject the offer. After accepting the offer by signing this Agreement, Buyer will pay the Seller by initiating an ACH credit in the amount of the purchase price below ("Purchase Price") to the bank account identified by Seller on the accompanying Agreement for Direct Deposits (ACH Credits) and Direct Collections (ACH Debits) or a substitute bank account specified by Seller and approved by Buyer ("Account").  Seller will deposit or cause to be deposited any and all funds arising from Future Payment Rights into the Account not more than one day after Seller or any agent of Seller receives such funds.  Seller authorizes Buyer to collect the Specified Amount of Future Payment Rights purchased by Buyer pursuant to this Agreement by initiating ACH debits to the Account in amounts not to exceed the amount of the daily collection set forth below ("Daily Collection").  Seller authorizes Buyer to initiate an ACH debit to the Account on the initial collection date set forth below ("Initial Collection Date") and an ACH debit to the Account each Monday through Friday (excluding Federal Reserve holidays) ("Business Day") after the Initial Collection Date until Buyer (i) collects the entire Specified Amount of Future Payment Rights or (ii) initiates the maximum number of ACH debits set forth below ("Maximum Number of ACH Debits"), whichever occurs first.   Seller understands that Seller is responsible for ensuring that funds arising from Future Payment Rights remain in the Account each day until Buyer debits the amount that this Agreement authorizes Buyer to debit from the Account for that day. Buyer's failure to collect the entire Specified Amount of Future Payment Rights by initiating ACH debits within the time-frame provided for in this Agreement does not constitute Seller's breach of this Agreement to the extent that Seller otherwise complies with this Agreement.  See the accompanying Agreement for Direct Deposits  (ACH Credits) and Direct Collections (ACH Debits), attached hereto and incorporated herein, for additional terms and conditions governing the ACH credits and debits.  Specified Amount of Future Payment Rights: Purchase Price: Daily Collection: Initial Collection Date: Maximum Number of ACH Debits:  $ 112,425.00 $ 75,000.00 $ 1,099.00 6/2/2014 102   SELLER CERTIFICATION AND SIGNATURES  By signing below or authorizing the person signing below to sign on Seller's behalf, Seller agrees to be obligated upon acceptance of this Agreement by Buyer to all terms of this Agreement, including the Waiver of Jury Trial and Arbitration provision and other Additional Terms set forth on the pages that follow. Seller also certifies that Seller has full power and authority to enter into and perform the obligations under this Agreement. Each individual signing on behalf of Seller certifies that such signer is authorized to execute this Agreement on behalf of Seller. The undersigned represents and warrants that the information true, accurate and complete in all respects and warrants that the information provided herein and buyer in connection with this transaction is true, accurate and complete in a respects.  SELLER Print By: Name: Richard Parlontierl Signature: Name: Signature: BUYER'S SIGNATURE This Agreement has been received and accepted by Buyer in Florida after being signed by Seller  BUYER Print By: Name: Signature:  Page 1 of 7   Revised 1/2/14 Initial Here   48141.5 791-101  ADDITIONAL TERMS OF THIS AGREEMENT   Capitalized terms used but not defined in these Additional Terms of this Agreement have the meanings assigned to such terms above.   I — REPRESENTATIONS AND WARRANTIES   Seller represents and warrants the following as of the date hereof and, except as expressly provided herein, during the entire term of this Agreement:  Section  1.1. Intention to Generate Future Revenues and Payment Rights.   Seller is currently solvent and is not contemplating any insolvency or bankruptcy proceeding and no eviction or foreclosure is pending or threatened against Seller. Buyer and Seller acknowledge that Seller going bankrupt or out of business, in and of itself, does not constitute a breach of this Agreement. If Seller's business slows down and Seller's Future Payment Rights decrease or if Seller closes its business and Seller has not violated any provisions of this Agreement, there is no breach of this Agreement.  Buyer is purchasing a Specified Amount of Future Payment Rights and Buyer assumes the risk that Seller's business may fail or be adversely affected by conditions outside the control of Seller provided Seller has not breached any provision of this Agreement.  Section 1.2.  Reliance on Information.  All information provided by or on behalf of Seller to Buyer in connection with the execution of or pursuant to this Agreement is true, accurate and complete in all respects and any of Seller's financial statements and other financial documents provided by Seller are true and complete and accurately reflect Seller's financial condition and results of operations.  Seller acknowledges that all information provided by or on behalf of Seller has been relied upon by Buyer in connection with the decision to purchase the Specified Amount of Future Payment Rights provided in this Agreement.  Section 1.3. Unencumbered Future Payment Rights.  Seller has good, complete and marketable title to the Future Payment Rights, free and clear of any and all liabilities, liens, claims, charges, restrictions, conditions, options, rights, mortgages, security interests, equities, pledges and encumbrances of any kind or nature whatsoever or any other rights or interests that may be inconsistent with the transactions contemplated with, or adverse to the interests of, Buyer.  Section 1.4,  Compliance.  Seller is in compliance with any and all applicable federal, state and local laws and regulations, including, but not limited to any rules and regulations of card associations and payment networks to the extent applicable, including the NACHA Operating Rules.  Seller possesses all permits, licenses, approvals, consents, registrations and other authorizations necessary to own, operate and lease its properties and to conduct the business in which it is presently engaged.  Section 1.5.  Authorization.  Seller and the person(s) signing this Agreement on behalf of Seller have full power and 'authority to enter into and perform the obligations under this Agreement and any processing agreement, all of which have been duly authorized by all necessary and proper actions.  Section 1.6.  Name of Business.  Seller does not conduct Seller's business under any name or at any place(s) other than as set forth on page one of this Agreement and any attached sheet.  Section 1.7.  Business Purpose.  Seller is a valid business in good standing under the laws of each jurisdiction in which it is organized or operates. Seller is entering into this Agreement solely for business purposes and not as a consumer for personal, family or household purposes. Seller's accounts described in this Agreement (including the Account) were established for business purposes and not primarily for personal, family or household purposes.  Section 1.8.  Default Under Other Contracts.  Seller's execution of and/or performance under this Agreement will not cause or create an event of default by Seller under any contract with another person or entity.   II — COVENANTS   Section 2.1.  Single Account. Seller agrees to not take any action to cause funds arising from Seller's Future Payment Rights to be settled or delivered to any account other than the Account.  Section 2.2. Conduct and Sale of Business. Seller agrees to not (i) materially change the nature and manner of the business Seller conducts from the type of business originally disclosed to Buyer in connection with this Agreement and (ii) sell Seller's business (whether by an issuance, sale or transfer of ownership interests in Seller that results in a change in ownership or voting control of Seller, or by a sale or transfer of substantially all of the assets of Seller) without the express prior written consent of Buyer and the assumption of all of Seller's obligations under this Agreement pursuant to documentation reasonably satisfactory to Buyer.   Section 2.3. Change Name of Business or Location. Seller agrees not to change its legal name, entity type, state of formation or place(s) of business unless Seller provides Buyer with at least thirty (30) days' prior written notice thereof and any documents, agreements and information requested by Buyer with respect thereto and Buyer provides prior written approval of such change.   Section 2.4. Insurance and Taxes. Seller agrees to maintain insurance in such amounts and against such risks as are necessary to protect its   Page 2 of 7    Revised 1/2/14 Initial Here    48141.5 791-101   business and consistent with past practice and must show proof of such insurance upon the request of Buyer. Seller agrees to pay all necessary taxes associated with its business, including any employment and sales and use taxes, and any rents that Seller owes to any landlord.   Section 2.5.  Required Notifications.  Seller agrees to give Buyer written notice within 24 hours of any filing in which Seller is named as a debtor under Title 11 of the United States Code. Seller agrees to give Buyer seven days' written notice prior to the closing or any sale of all or substantially all of Seller's assets or stock.  Section 2.6 Estoppel Certificate. Seller will at any time, and from time to time, upon at least one (1) day's prior notice from Buyer to Seller, execute, acknowledge and deliver to Buyer and/or to any other person, person firm or corporation specified by Buyer, a statement certifying that this Agreement is unmodified and in full force and effect (or, if there have been modifications, that the same is in full force and effect as modified and stating the modifications) and stating the dates which the Specified Amount of Future Payment Rights or any portion thereof has been collected by Buyer.   III — SALE OF SPECIFIED AMOUNT OF FUTURE PAYMENT RIGHTS WITHOUT RECOURSE  Section 3.1.  Sale of Specified Amount of Future Payment Rights.   Seller and Buyer agree that the Purchase Price paid by Buyer in exchange for the Specified Amount of Future Payment Rights is a purchase of Future Payment Rights and is not intended to be, nor may it be construed as, a loan or financial accommodation front Buyer to Seller. By such purchase and sale, Seller transfers to Buyer full and complete ownership of the Specified Amount of Future Payment Rights and Seller retains no legal or equitable interest therein. Seller sells the Specified Amount of Future Payment Rights to Buyer and the Purchase Price paid by Buyer therefor is good and valuable consideration for such sale. Future Payment Rights are accounts receivable purchased by Buyer and thus the risk of converting the Future Payment Rights into cash rests with the Buyer.  Section 3.2. No Recourse. Seller and Buyer agree that if Seller does not generate Future Payment Rights and Seller does not otherwise violate the terms of this Agreement, Buyer has no recourse against Seller.   IV — PROCESSING CREDIT CARD PAYMENTS   Section 4.1. Processing Agreement. Seller may use a third-party processor approved by Buyer ("Processor") to process payments initiated by Seller's customers with credit cards, debit cards, charge cards, bank cards and other payment cards ("Cards") or electronic checks pursuant to a processing agreement between Seller and Processor that is approved by Buyer ("Processing Agreement").  Seller understands and agrees that this Agreement and the Processing Agreement irrevocably authorize Processor upon Seller's breach to pay the funds arising from any purchases made by Seller's customers with Cards or electronic checks of the type settled, directly or indirectly by Processor that are due to Buyer pursuant to this Agreement to Buyer. These authorizations and instructions may be revoked only with the prior written consent of Buyer. Seller agrees that Processor may rely upon the instructions of Buyer, without any independent verification, in making the payments described above.  Seller waives any claim for damages it may have against Processor in connection with actions taken based on instructions from Buyer, unless such damages were due to such Processor's failure to follow Buyer's instructions.  Seller acknowledges and agrees that (i) Processor will be acting on behalf of Buyer upon Seller's breach when delivering amounts due Buyer pursuant to this Agreement, (ii) Processor may or may not be affiliates of Buyer, (iii) Buyer does not have any power or authority to control Processor's actions with respect to the processing of Card or electronic check transactions or remittance of funds to Buyer and (iv) Buyer is not responsible for and is not liable for, and Seller agrees to hold Buyer harmless for, the actions of Processor.  Section 4.2.  Instructions to Processor.  Upon Seller's breach, Seller hereby irrevocably instructs Processor to hold the funds due Buyer pursuant to this Agreement and to remit such funds directly to Buyer pursuant to Buyer's instructions.  Seller acknowledges and agrees that Processor may provide Buyer with Seller's Card and electronic check transaction history.  Seller hereby (i) authorizes Buyer to contact any past, present or future processor of Seller, its predecessors or affiliates, to obtain any information that Buyer deems necessary or appropriate regarding any of their transactions with such processors, and (ii) authorizes and directs such processors to provide Buyer with all such information in compliance with this Section 4.2. Such information may include information to verify the amount of Card and electronic check receivables previously processed on behalf of Seller, its predecessors or affiliates, and any amounts that may have been paid to, offset, held or reserved by, such processors. Without limiting the generality of the foregoing, Seller authorizes Buyer to contact any past, present or future processor of Seller, its predecessors or affiliates, to confirm that Seller is exclusively using the Processor approved by Buyer in accordance with this Agreement.  Section 4.3. Indemnification.  Seller indemnifies and holds Processor and its respective officers, directors, affiliates, employees, agents and representatives harmless from and against all losses, damages, claims, liabilities and expenses (including reasonable attorneys' fees) suffered or incurred by Processor resulting from actions taken by Processor in reliance upon information or instructions provided to Processor by Buyer.  Section 4.4. Modifications to Processing Agreement and Discouraging Use of Cards or Electronic Checks.  Seller will comply with the Processing Agreement and will not modify the Processing Agreement in any manner that could have an adverse effect upon Buyer's interests, without Buyer's prior written consent. Seller may not take any action to discourage the use of Cards or electronic checks and may not permit any event to occur that could have adverse effect on the use, acceptance or authorization of Cards or electronic checks for the purchase of Seller's services and products.   Page 3 of 7 Revised 1/2/14 Initial Here   48141.5 791-101   Section  4.5. Reliance on Terms.  The provisions of this Agreement are agreed to for the benefit of Seller, Buyer and Processor and, notwithstanding the fact that Processor is not a party to this Agreement, Processor may rely upon the terms of this Agreement and raise them as defenses in any action.   V — SECURITY AGREEMENT; FINANCING STATEMENTS   To secure performance of all obligations of Seller to Buyer under this Agreement, Seller grants to Buyer a continuing priority security interest, subject only to the security interest of Processor, if any, in the following property of Seller wherever found and whether now owned or hereafter acquired by Seller (collectively, the "Collateral"): (I) the Specified Amount of Future Payment Rights purchased by Buyer pursuant to this Agreement; (ii) all personal property of Seller that relates to (i) above, such as accounts, chattel paper, documents, equipment, general intangibles, instruments, inventory (as those terms are defined in Article 9 of the Uniform Commercial Code ("UCC") in effect from time to time), trademarks, trade names, service marks, logos and other sources of business identifiers, and all registrations, recordings and applications with the U.S. Patent and Trademark Office ("USPTO") and all renewals, reissues and extensions thereof (collectively "IP"), together with any written agreement granting any right to use any IP; and (iii) all {a) accessions, attachments, accessories, parts, supplies and replacements for the items described in (1) and (ii) above, (b) all products, proceeds and collections thereof and (c) all records and data relating thereto as those terms are defined in the UCC.  Seller understands and agrees that Buyer may file one or more (i) UCC-I financing statements at any time to perfect Buyer's interests under the UCC created by this Agreement, including Buyer's purchase and ownership of the Specified Amount of Future Payment Rights and the interests described above in this Section V, and (ii) assignments with USPTO to perfect the security interest in IP described above.  The UCC-1 financing statements {or portions thereof) evidencing the sale of the Specified Amount of Future Payment Rights may state that such sale is intended to be a sale and not an assignment for security. Such financing statements also may state that Seller is prohibited from transferring Future Payment Rights to any person or entity other than Buyer, or granting any security interest in its accounts receivable to any person or entity other than Buyer until Buyer has received the Specified Amount of Future Payment Rights and any other amounts Buyer is entitled to receive hereunder.  Seller authorizes Buyer to file such financing statements and any continuation statements or amendments thereto, and ratifies the filing of any financing statement filed by or on behalf of Buyer prior to, on or after the effective date of this Agreement.  Seller agrees that it will, from time to time, promptly execute and deliver all instruments and documents (including any account control agreements), and take all further action, that may be necessary or appropriate, or that Buyer may request, to perfect against Seller and all third parties the sale of the Specified Amount of Future Payment Rights hereunder or to enable Buyer to exercise and enforce its rights and remedies hereunder.   VI — MISCELLANEOUS   Section 6.1.  Modifications; Amendments; Construction.  No modification, amendment or waiver of any provision of this Agreement is effective unless the same is in writing and signed by the parties affected.  The headings of the sections and subsections herein are inserted for convenience only and under no circumstances may they affect in any way the meaning or interpretation of this Agreement.   Section 6.2. Notices. All notices, requests, demands and other communications hereunder must be in writing and must be delivered by mail, overnight delivery or hand delivery to the respective parties.  Section 6.3. Waiver; Remedies. No failure on the part of Buyer to exercise, and no delay in exercising, any right under this Agreement will operate as a waiver thereof. The remedies provided hereunder are cumulative and not exclusive of any remedies provided by law or equity. In no event will Buyer be liable for any claims asserted by Seller under any legal theory for lost profits, lost revenues, lost business opportunities, exemplary, punitive, special, incidental, indirect or consequential damages, each of which is waived by Seller. In the event of Seller's breach of this Agreement, Seller agrees that Buyer shall be entitled to, but not limited to, damages equal to the amount by which the cash attributable to the Specified Amount of Future Payment Rights and any other amounts Buyer is entitled to receive hereunder exceeds the amount of cash received by Buyer pursuant to this Agreement.  Section 6.4. Binding Effect and Assignment. This Agreement is binding upon and inures to the benefit of Seller, Buyer and their respective successors and assigns except that Seller does not have the right to assign its or delegate any of their rights or obligations hereunder or any interest herein without the prior written consent of Buyer, which consent may be withheld in Buyer's sole discretion. Buyer reserves the right to assign or delegate this Agreement or any of its rights or obligations hereunder with or without prior notice to Seller and no consent or approval by Seller is required in connection with any such assignment.  Without limiting the generality of the foregoing, Buyer may grant a security interest in any and all of Buyer's rights and interests pursuant to this Agreement, including Buyer's rights and interests in and to the Specified Amount of Future Payment Rights purchased by Buyer, to any secured party from whom Buyer may now or hereafter obtain financing, and such secured party will be entitled to enforce Buyer's rights and interest under this Agreement, subject to and in accordance with the terms thereof. Such secured party will have no liability for any of Buyer's obligations under this Agreement.  Section 6.5.  Governing Law.  This Agreement and all issues concerning the validity of the Agreement are governed by and enforced in accordance with the laws of the State of Florida without regard to principles of conflicts of laws that would require the application of any other law.  Section  6.6.  Credit Bureau Reports.  Seller authorizes Buyer to obtain business and personal credit bureau reports in Seller's name, respectively, at any time and from time to time for purposes of deciding whether to purchase the Specified Amount of Future Payment Rights or for any update or renewal of this Agreement or other lawful purpose. Upon Seller's request, Buyer will advise Seller if Buyer obtained a credit report and Buyer will give Seller the credit bureau's name and address.  Seller authorizes Buyer to disclose information concerning   Page 4 of 7    Revised 1/2/14 Initial Here,    48141.5 791-101  Seller's credit standing (including credit bureau reports that Buyer obtains) and business conduct only to Buyer's agents, affiliates, subsidiaries, and credit reporting bureaus.  Seller waives to the maximum extent permitted by law any claim for damages against Buyer or any of its affiliates relating to any (i) investigation undertaken by or on behalf of Buyer as permitted by this Agreement or (ii) disclosure of information as permitted by this Agreement.   Section 6.7, Business and Account Records. Seller shall provide Buyer with all of the information on the Account, including, but not limited to, the Account name, routing number, account number, bank name and address and Account usernames, passwords and other log-in information ("Account Information") and authorizes Seller to use any Account Information to verify Seller's deposits into and withdrawals from the Account. Within two business days of any request by Buyer, Seller must provide, or cause Processor, the applicable bank(s) or other third parties to provide, Buyer with records and other information regarding Seller's sales, including Card sales, the Account and any other deposit accounts of Seiler.  Seller hereby authorizes and directs the applicable bank(s), Processor and other third parties to provide Buyer with all such information upon request of Buyer.  Seller must notify Buyer in writing of any change to any Account Information and provide Buyer with updated Account Information within 24 hours of the change.  Section 6.8.  Power of Attorney. In addition to any other remedies available for violation of this Agreement, in the event that Seller changes or permits the change of the Processor accepted by Buyer or the Account or utilizes the services of an additional processor or deposits funds arising from Future Payment Rights in a different account, Buyer has the right, without waiving any of its rights or remedies and without notice to Seller, to notify the new or additional processor or bank of the sale of the Specified Amount of Future Payment Rights hereunder and to direct such new or additional processor or bank upon Buyer's notice of Seller's breach to make payment to Buyer of all or any portion of the amounts received or held by such processor for or on behalf of Seller that Buyer is entitled to receive hereunder or to freeze Seller's bank account.  Seller hereby grants to Buyer an irrevocable power of attorney, which power of attorney is coupled with an interest, and hereby appoints Buyer and its designees as Seller's attorney-in-fact, to take any and all actions necessary or appropriate to direct such new or additional processor or bank to make payment to Buyer or freeze Seller's bank account as contemplated by this Section 6.8.   Section 6.9.  Communicating with Seller; Consent to Contact by Electronic and Other Means.  Buyer may contact Seller for any lawful reason, including for the collection of amounts owed to Buyer and for the offering of products or services from time to time. No such contact will be deemed unsolicited.  To the greatest extent not prohibited by applicable law, Buyer may (i) contact Seller at any address (including e-mail) or telephone number (including wireless cellular telephone or ported landline telephone number) that Seller may provide to Buyer from time to time; (ii) use any means of communication, including, but not limited to, postal mail, electronic mail, telephone or other technology, to reach Seller; (iii) use automatic dialing and announcing devices which may play recorded messages; and (iv) send text messages to Seller's telephone. Seller may contact Buyer at any time to ask that Buyer not contact Seller using any one or more methods or technologies.   Section 6.10. Monitoring and Recording. Buyer may monitor and/or record telephone calls, including collection calls, between Seller and Buyer's employees or agents.   Seller acknowledges that Buyer may do so and agrees in advance to any such monitoring or recording of telephone calls.   Section 6.11. 'Confidentiality.  Seller understands and agrees that the terms and conditions of this Agreement and any other Buyer documentation (collectively, "Confidential  Information")  are proprietary and confidential  information of Buyer.   Accordingly,  unless disclosure is required by applicable law or court order, Seller may not disclose Confidential Information to any person other than an attorney, accountant, financial advisor or employee of Seller who needs to know such information for the purpose of advising Seller ("Advisor"), provided such Advisor uses such information solely for the purpose of advising Seller and first agrees in writing to be bound by the terms of this Section  6,11.   Section 6.12. Publicity. Seller authorizes Buyer to use its, his or her name in a listing of clients and in advertising and marketing materials.   Section 6.13. Inspection of Collateral and Place of Business. Buyer or its designated representatives and agents shall have the right, during Seller's normal business hours and at any other reasonable times and without notice to Seller, to examine the Collateral where located and the interior and exterior of any of Seller's places of business.  Any such examination of any of Seller's places of business may include, among other things, whether Seller (i) has a place of business that is separate from any persona] residence, (ii) is open for business, (iii) has sufficient inventory to conduct its business and (iv) has one or more point-of-sale terminals to process Card transactions. When performing an examination, Buyer or its designated representatives and agents may photograph the interior and exterior of any of Seller's places of business, including any signage and point-of-sale terminals, and may photograph any employees or agents.  Section 6.14.  Attorneys' Fees and Collection Costs., Upon Seller's breach of this Agreement, Seller agrees to pay Buyer's court costs, collection costs and reasonable attorneys' fees to the extent not prohibited by applicable law.   Section 6.15. Waiver of Jury Trail and Arbitration.  1.  For purposes of this Waiver of Jury Trial and Arbitration Provision (hereinafter the "Arbitration Provision"), the words "dispute" and "disputes" are given the broadest possible meaning and include, without limitation (i) all claims, disputes, or controversies arising from or relating directly or indirectly to the validity and scope of this Arbitration Provision and any claim or attempt to set aside this Arbitration Provision; (ii) all federal or state law claims, disputes or controversies, arising from or relating directly or indirectly to this Agreement (including the Arbitration Provision), the information Seller gave Buyer before entering into this Agreement, and/or any past and/or future claims or disputes between Seller and Buyer; (iii) all counterclaims, cross-claims and third party claims; (iv) all common law claims, based upon contract, tort, fraud, or other intentional torts; (v) all claims based upon a violation of any state or federal constitution, statute or   Page 5 of 7  Revised 1/2/14 Initial Here  48141.5 791-101   regulation;  (vi) all claims asserted by Buyer against Seller, including claims for money damages to collect any sum Buyer claims Seller owes Buyer; (vii) all claims asserted by Seller against Buyer, including claims for money damages and/or equitable or injunctive relief; (viii) all claims asserted on Seller's behalf by another person; and/or (ix) all claims asserted by Seller as a private attorney general, as a representative and member of a class of persons, or in any other representative capacity, against Buyer and/or related third parties (hereinafter referred to as "Representative Claims").  2. Seller acknowledges and agrees that by entering into this Arbitration Provision:  (a) SELLER IS GIVING UP THE RIGHT TO HAVE A TRIAL BY JURY TO RESOLVE ANY DISPUTE ALLEGED AGAINST BUYER; (b) SELLER IS GIVING UP THE RIGHT TO HAVE A COURT, OTHER THAN A SMALL CLAIMS TRIBUNAL, RESOLVE ANY DISPUTE ALLEGED AGAINST BUYER; and (c)  SELLER IS GIVING UP THE RIGHT TO SERVE AS A REPRESENTATIVE, AS A PRIVATE ATTORNEY GENERAL,  OR IN ANY OTHER REPRESENTATIVE CAPACITY, OR TO PARTICIPATE AS A MEMBER OF A CLASS OF CLAIMANTS,  IN  ANY  LAWSUIT  FILED  AGAINST  BUYER.   ANY  DISPUTE  OF  SELLER  MAY  NOT  BE CONSOLIDATED WITH THE DISPUTE OF ANY OTHER PERSON(S) FOR ANY PURPOSE(S).  3. Except as provided in Paragraph 6 below, all disputes including any Representative Claims against Buyer shall be resolved by binding arbitration only on an individual basis. THEREFORE, THE ARBITRATOR SHALL NOT CONDUCT CLASS ARBITRATION; THAT IS, THE ARBITRATOR SHALL NOT ALLOW SELLER TO SERVE AS A REPRESENTATIVE, AS A PRIVATE ATTORNEY GENERAL, OR IN ANY OTHER REPRESENTATIVE CAPACITY FOR OTHERS IN THE ARBITRATION.  Notwithstanding any other provision herein to the contrary, the validity, effect, and enforceability of this waiver of class action lawsuit and class-wide arbitration may be determined solely by a court of competent jurisdiction and not by the arbitrator.  If the arbitrator fails or refuses to abide by the class-wide arbitration waiver, and the court refuses to enforce the class-wide arbitration waiver, the parties agree that the dispute will proceed in court under applicable court rules and procedures, following all appeals, if any, of the court's decision.  4. Any party to a dispute, including related third parties, may send the other party written notice by certified mail return receipt requested of  the intent to arbitrate and setting forth the subject of the dispute along with the relief requested, even if a lawsuit has been filed. If Seller sends  Buyer such a notice, it must be sent to Buyer at the same address as listed below in Paragraph 9 of this Arbitration Provision.  Regardless of  who demands arbitration, Seller has the right to select any of the following arbitration organizations to administer the arbitration: the American  Arbitration  Association (1-800-778-7879)   http://www.adr.org  or  Judicial   Arbitration   and   Mediation   Services (1-800-352-5267)  http://wwwjamsadr.corn.  However, the parties may agree to select a local arbitrator who is an attorney, retired judge, or arbitrator registered  and in good standing with an arbitration association and arbitrate pursuant to such arbitrator's rules. The party receiving notice of arbitration will respond in writing by certified mail return receipt requested within twenty (20) days.  If Seller demands arbitration, Seller must inform Buyer in a demand of the arbitration organization Seller has selected whether Seller desires to select a local arbitrator. If related third parties or Buyer demand arbitration, Seller must notify Buyer within twenty (20) days in writing by certified mail return receipt requested of the decision to select an arbitration organization or the desire to select a local arbitrator. If Seller fails to notify Buyer, then Buyer has the right to select an arbitration organization. The parties to such dispute will be governed by the rules and procedures of such arbitration organization applicable to commercial disputes, to the extent those rules and procedures do not contradict the express terms of this Agreement or the Arbitration Provision, including the limitations on the arbitrator herein. Seller may obtain a copy of the rules and procedures by contacting the arbitration organizations listed above.  5. Regardless of who demands arbitration, Seller may request Buyer to advance the Seller's portion of the arbitration expenses, including the filing, administrative, hearing and arbitrator's fees ("Arbitration Fees") necessary for the Seller to initiate a claim for relief. Seller will then be responsible for any fees in excess of the amount stated in the preceding sentence. Throughout the arbitration, each party will bear the party's own attorneys' fees and expenses, such as witness and expert witness fees, unless the arbitrator awards those fees to a particular party.  The arbitrator is not permitted to assess attorney's fees or expert witness fees unless the applicable substantive law permits such an award.  The arbitrator may assess other fees associated with the arbitration as provided by the arbitration company's rules, except those fees set forth above that will be paid by Buyer.  The arbitrator must apply applicable substantive law consistent with the Federal Arbitration Act ("FAA"), and applicable statutes of limitation, and must honor claims of privilege recognized at law.  The arbitration hearing will be conducted in Miami Dade County Florida or in such other place as ordered by the arbitrator. The arbitrator may decide, with or without a hearing, any motion that is substantially similar to a motion to dismiss for failure to state a claim or a motion for summary judgment.  In conducting the arbitration proceeding, the arbitrator may not apply any federal or state rules of civil procedure or evidence.  If the arbitrator renders a decision or an award in Seller's favor resolving the dispute, then such party will not be responsible for reimbursing Buyer for the party's portion of the Arbitration Fees, and Buyer will reimburse the other party for reasonable Arbitration Fees that the party has previously paid. If the arbitrator does not render a decision or an award in Seller's favor resolving the dispute, then the arbitrator must require Seller to reimburse Buyer for the Arbitration Fees Buyer has advanced, not to exceed the amount which would have been assessed as court costs if the dispute had been resolved by a state court with jurisdiction, less any Arbitration Fees Seller has previously paid. At the timely request of any party, the arbitrator must provide a written explanation for the award. The arbitrator's award may be filed with any court having jurisdiction.  6. All parties, including related third parties, retain the right to seek adjudication in a small claims tribunal for disputes within the scope of such tribunal's jurisdiction. Any dispute, which cannot be adjudicated within the jurisdiction of a small claims tribunal, must be resolved by binding arbitration. Any appeal of a judgment from a small claims tribunal must be resolved by binding arbitration.  7. This Arbitration Provision is made pursuant to a transaction involving interstate commerce, and is governed by the FAA.  8. This Arbitration Provision survives any termination, amendment, expiration or performance of any transaction between Seller and Buyer and continues in full force and effect unless Seller and Buyer otherwise agree in writing. If any of this Arbitration Provision is held invalid, the remainder remains in effect, unless the provision precluding the arbitrator from conducting a class or consolidated arbitration as set forth in paragraph 3 above is deemed invalid or unenforceable, in which case this entire Arbitration Provision is deemed void and the parties must proceed in court.  Page 6 of 7   Revised 1/2/14 Initial Here   48141.5 791-101  9. OPT-OUT PROCESS. Seller may choose to opt out of and not be subject to this Arbitration Provision but only by following the process set forth below. If Seller does not wish to be subject to this Arbitration Provision, then Seller must notify Buyer in writing within ten (10) calendar days of the date Seller signs this Agreement.  Seller's written notice must include the person's name, address, the date the person signed this Agreement, and a statement that the person wishes to opt out of this Arbitration Provision.  The notice to opt out will only apply to this particular Agreement with Buyer and not to subsequent or previous agreements.  Section 6.16. Severability. In case any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein will not in any way be affected or impaired thereby.  Section 6.17. Entire Agreement. This Agreement and any addendum to the Agreement signed by the party to be charged contains the entire agreement and understanding among Seller and Buyer and supersedes all prior agreements and understandings, whether oral or in writing, relating to the subject matter hereof unless otherwise specifically reaffirmed or restated herein.  Seiler acknowledges and agrees that Seller is not relying on any representation not specifically embodied in the Agreement or any such addendum.   Section 6.18 Facsimile Acceptance. Facsimile signatures shall be deemed acceptable for all purposes of this Agreement.   Section 6.19.  Survival.  All representations, warranties and covenants herein shall survive the election and delivery of this Agreement and shall continue in full force until all obligations under this Agreement shall have been satisfied in full and this Agreement shall have terminated.'    ACKNOWLEDGEMENT OF PROHIBITION AGAINST  SELLING OR ENCUMBERING FUTURE PAYMENT RIGHTS  By signing below or authorizing the person signing below to sign on Seller's behalf, Seller acknowledges and agrees that Seller may not sell or otherwise transfer or grant any security interest in any of Seller's Future Payment Rights to any person or entity other than Buyer until Buyer has received the Specified Amount of Future Payment Rights.    SELLER By: Print  Name: Richard Parlontierl Signature: /s/ Richard Parlontierl  Name: Signature: Date:  Page 7 of 7 Revised 112/14 Initial. Here  48141.5 791-101  AGREEMENT FOR DIRECT DEPOSITS (ACH CREDITS)  AND DIRECT COLLECTIONS (ACH DEBITS)   This Agreement for Direct Deposits (ACH Credits) and Direct Collections (ACH Debits) is part of (and incorporated by  reference into) the Payment Rights Purchase and Sale Agreement (the "Agreement"). Seller should keep this important legal document for Seller's records.  DISBURSMENT OF PURCHASE PRICE. By signing below, Seller authorizes Buyer after electing to purchase the Specified  Amount of Future Payment Rights to disburse the Purchase Price set forth in the Agreement by initiating an ACH credit to the bank account described below (or a substitute bank account Seller later identifies and is acceptable to Buyer) (the "Account").  COLLECTION OF FUNDS ARISING FROM SPECIFIED AMOUNT OF FUTURE PAYMENT RIGHTS. By signing below, Seller authorizes Buyer to collect the funds arising from the Specified Amount of Future Payment Rights Buyer is entitled to receive under the Agreement by initiating ACH debits to the Account in amounts not to exceed the amount of the Daily Collection set forth in the Agreement. Seller authorizes Buyer to initiate an ACH debit to the Account on the Initial Collection Date set forth in the  Agreement and an ACH debit to the Account each Business Day after the Initial Collection Date until Buyer (i) collects the entire  Specified Amount of Future Payment Rights or (ii) initiates the Maximum Number of ACH Debits set forth in the Agreement,  whichever occurs first.   BUSINESS PURPOSE ACCOUNT. By signing below, Seller attests that any account into which Seller deposits funds arising from Future Payment Rights, including, but not limited to, the Account, was established for business purposes and not primarily for  personal, family or household purposes.  MISCELLANEOUS. Seller understands that Seller is responsible for ensuring that funds arising from Future Payment Rights remain in the Account each day until Buyer debits the amount that the Agreement authorizes Buyer to debit from the Account for that day. Buyer is not responsible for any overdrafts or rejected transactions that may result from Buyer debiting any of Buyer's accounts. The ACH authorizations provided for in this agreement will remain in effect until Buyer has received written notification from Seller of its termination in such time and in such manner as to afford Buyer and Seller's depository bank a reasonable opportunity to act on it.  Buyer is not responsible for any fees charged by Seller's bank as the result of credits or debits initiated under this Agreement. The origination of ACH transactions to Seller's accounts, including, but not limited to, the Account, must comply with the provisions of U.S. law.  ACCOUNT INFORMATION   Bank Name: Chase Bank Branch Address: 3475 Piedmont Rd, 19th Floor City: Atlanta State: GA  Zip: 30305 Bank Telephone Number: (404)926-2632 Routing Number:   Account Number:     SELLER SIGNATURE Print Seller's Name. Richard Parlontierl Federal Tax ID #: 33-0961488 Signature: /s/ Richard Parlontierl Title: Pres/CEO Date:5/30/2014  Revised 7/17/13  Initial Here   48141.5 791-101  Dear Merchant,  Thank you for accepting this offer from TVT Capital LLC. We look forward to being your funding partner for as long as you need.   Daily ACH Program:  TVT Capital LLC will require viewing access to your bank account, each business day, in order to verify the amount of your daily payment. Please be assured that we carefully safeguard your confidential information, and only essential personnel will have access to it. TVT Capital LLC will also require viewing access to your bank account, prior to funding, as part of our underwriting process.   Please fill out the form below with the information necessary to access your account.   * Be sure to indicate capital or lower case letters.   Name of Bank: Chase Bank Bank portal website:www.chase.com Username:  Password:  Security Question / Answer 1:  Security Question / Answer 2:  Security Question / Answer 3:  Any other information necessary to access your account:  Security code:   Initial Here  APPENDIX A: THE FEE STRUCTURE:   a. Origination Fee - $295.00 Covers everything and related expenses.   b. ACH Program Fee - $395.00 ACH Debits are labor intensive and are not an automated process requiring us to charge this fee to cover costs.   c. NSF Fee (Standard) - $35.00 each Up to FOUR TIMES ONLY before a default fee is declared.   d. Rejected ACH - $100.00 When the Merchant directs the bank or rejects our ACH.   e. Bank Change Fee - $50.00 When the merchant requires a change of account to be debited, requiring Fast Business Funding to reconfigure the ACH collections.   f. Blocked Account - $2,500.00 When the merchant BLOCKS account from our ACH debit which places them in default (per contract).   g. Default Fee - $2,500.00 When the merchant changes bank accounts cutting us off from collections.   h. Wire Fee - $35.00 Money received the same day.   i. ACH Fee - $15.00 Money received the next day.   Merchant Initials